Exhibit 99.1
                                                                    ------------

[PARAGON LETTERHEAD]                                                        News


FOR:                  PARAGON TECHNOLOGIES, INC.

CONTACTS:             Len Yurkovic, President and CEO
                      610-252-3205
                      610-252-3102 (Fax)
                      www.ptgamex.com


              PARAGON TECHNOLOGIES REPORTS PROFITABLE THIRD QUARTER
         AND NINE MONTHS RESULTS AND A 21% INCREASE IN BACKLOG OF ORDERS
                                    - - - - -

EASTON, PA -- November 11, 2004 -- Paragon Technologies, Inc. (AMEX:PTG), a leading supplier of "smart" material handling solutions, including systems, technologies, products and services, today announced results for the third quarter and nine months ended September 30, 2004.


Third Quarter Results
---------------------

During the third quarter of 2004, the Company received orders totaling approximately $12.8 million, and finished the quarter with a backlog of orders of approximately $11.9 million, a 21% increase over the $9.8 million backlog of orders at the end of the second quarter of 2004.

Sales for the third quarter of 2004 were approximately $10.8 million compared to sales of approximately $8.7 million in the third quarter of 2003. Net earnings for the third quarter of 2004 were $465,000 or $.11 basic earnings per share, compared to net earnings of $2,412,000 or $.56 basic earnings per share in the third quarter of 2003. The third quarter 2003 net earnings were $158,000 or $.04 basic earnings per share, excluding the gain on the sale of the Company's ownership interest in the SI/BAKER joint venture, equity in income and royalty income from the Company's former SI/BAKER joint venture, the accrual of potential defense costs to defend charges asserted against the Company by a competitor relating to the Company's intellectual property, and interest expense. Earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the third quarter of 2004 were $887,000 compared to approximately $4.35 million for the third quarter of 2003.

Contributing to pre-tax earnings for the third quarter of 2003 was a gain of $4,919,000 from the sale of the Company's ownership interest in the SI/BAKER joint venture for $5,600,000, equity in income of the SI/BAKER joint venture of $5,000, and royalty income from the SI/BAKER


                                   -- MORE --

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                    600 Kuebler Road o Easton, PA 18040-9295
                      Tel: 610-252-3205 o Fax: 610-252-3102
                                 www.ptgamex.com

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 PARAGON TECHNOLOGIES                                                    Page 2
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joint venture of $58,000,  which the Company sold in September  2003.  Partially offsetting the favorable impact of the aforementioned items were the accrual of potential defense costs of $1,020,000 to defend charges asserted against the Company by a competitor relating to the Company's intellectual property, and interest expense of $306,000 on senior and subordinated debt, which was repaid in September 2003.


First Nine Months Results
-------------------------

Sales for the first nine months of 2004 rose to $31.0 million compared to sales of $28.3 million in the first nine months of 2003. Net earnings for the first nine months of 2004 were $935,000 or $.22 basic earnings per share, compared to net earnings of $4,041,000 or $.95 basic earnings per share in the first nine months of 2003. The first nine months of 2004 net earnings were $1,004,000 or $.23 basic earnings per share, excluding severance costs. The first nine months of 2003 net earnings were $826,000 or $.19 basic earnings per share, excluding the gain on the sale of the Company's ownership interest in the SI/BAKER joint venture, the gain on the sale of the Company's Easton, Pennsylvania facility, the restructuring credit from the settlement of pension obligations, equity in income and royalty income from the Company's former SI/BAKER joint venture, the accrual of potential defense costs to defend charges asserted against the Company by a competitor relating to the Company's intellectual property, and interest expense. Earnings before interest, taxes, depreciation, and amortization ("EBITDA") for the first nine months of 2004 were approximately $1.9 million compared to approximately $7.7 million for the first nine months of 2003.

Contributing to pre-tax earnings for the first nine months of 2003 was a gain of $1,363,000 on the sale of the Company's Easton, Pennsylvania facility for cash proceeds of $2,925,000 and leaseback of 25,000 square feet of office space, a gain of $4,919,000 from the sale of the Company's ownership interest in the SI/BAKER joint venture for $5,600,000, a restructuring credit of $170,000 pertaining to the final settlement of remaining pension obligations associated with the Company's terminated pension plan, equity in income of the SI/BAKER joint venture of $256,000, and royalty income from the SI/BAKER joint venture of $226,000, which the Company sold in September 2003. Partially offsetting the favorable impact of the aforementioned items was the accrual of potential defense costs of $1,020,000 to defend charges asserted against the Company by a competitor relating to the Company's intellectual property, and interest expense of $675,000 on senior and subordinated debt, which was repaid in September 2003.

The Company continues to maintain a strong Balance Sheet. At September 30, 2004, the current ratio remains strong at 1.73, while working capital approximates $6.2 million.

Len Yurkovic, Paragon's President and Chief Executive Officer, commented, "The increase in third quarter 2004 orders has led to one of the strongest levels of backlog that we have seen for quite some time. The operating results for the third quarter and nine months of the year are very gratifying. Our third quarter results mark the third consecutive quarter of profitability.


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 PARAGON TECHNOLOGIES                                                    Page 3
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We are pleased with our improved earnings and our strong balance sheet. The
Company's quoting activity continues to be robust, and maintaining an aggressive selling focus on promising market segments is a prime objective. Our brands have seen positive customer interest as evidenced by third quarter orders. Also, during the third quarter of 2004, the Company instituted a stock repurchase program."

The Company will host a conference call to discuss these results on Thursday, November 11, 2004 at 11:00 a.m. ET. To participate in the call, please dial 800-895-1549 and ask for the Paragon Technologies teleconference. Simultaneous with the conference call, an audio webcast of the call will be available via a link on the Paragon website, www.ptgamex.com.


About Paragon Technologies

Paragon Technologies is a leader in integrating material handling systems and creating automated solutions for material flow applications. Ermanco's branded conveyor technologies and material handling solutions address the needs of the distribution, assembly, and manufacturing marketplace. SI Systems' branded technologies and material handling solutions address unit assembly handling and order fulfillment applications. One of the top material handling systems suppliers worldwide, Paragon's leading clients have included the United States Postal Service, General Motors, IBM, BMG, DaimlerChrysler, Ford, Peterbilt, Harley-Davidson, Walgreens, and Clark Equipment.


                                      * * *





-------------------------------
Cautionary Statement. Certain statements contained herein are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 and the Securities and Exchange Commission rules, regulations and releases. Paragon intends that such forward-looking statements be subject to the safe harbors created hereby. Among other things, the forward-looking statements regard Paragon's earnings, liquidity, financial condition, review of strategic alternatives, and other matters. Words or phrases denoting the anticipated results of future events, such as "anticipate," "does not anticipate," "should help to," "believe," "estimate," "is positioned," "expects," "may," "will," "is expected," "should," "continue," and similar expressions that denote uncertainty, are intended to identify such forward-looking statements. Paragon's actual results, performance, or achievements could differ materially from the results expressed in, or implied by, such "forward-looking statements:" (1) as a result of factors over which Paragon has no control, including the strength of domestic and foreign economies, sales growth, competition, and certain cost increases; and (2) if the factors on which Paragon's conclusions are based do not conform to its expectations.

     This press release and prior releases are available at www.ptgamex.com.

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 PARAGON TECHNOLOGIES                                                    Page 4
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                           Paragon Technologies, Inc.
                           Consolidated Balance Sheets
                             Selected Financial Data
                    (In Thousands, Except Ratio Information)

----------------------------------------------------------------------------------------------------
                                                        September 30, 2004      December 31, 2003
----------------------------------------------------------------------------------------------------
Cash and cash equivalents...............................     $   3,733                5,591
Trade receivables, net..................................     $   7,140                5,277
Inventories.............................................     $   1,819                1,191
Current assets..........................................     $  14,685               14,691
Current liabilities.....................................         8,481                9,646
                                                                ------               ------
  Working capital.......................................     $   6,204                5,045
                                                                ------               ------
Current ratio...........................................          1.73                 1.52
Total assets............................................     $  33,655               33,774
Total stockholders' equity..............................     $  22,761               21,969
----------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                      Consolidated Statements of Operations
                             Selected Financial Data
                  (In Thousands, Except Per Share Information)

----------------------------------------------------------------------------------------------------
                                           Third Quarter Ended                Nine Months Ended
                                              September 30,                     September 30,
----------------------------------------------------------------------------------------------------
                                         2004             2003             2004             2003
                                    --------------  --------------    --------------  --------------
Net sales........................      $ 10,754           8,742           30,968           28,289
                                         ======          ======           ======           ======

Pre-tax earnings (See Note 1)....      $    775           3,912            1,567            6,586
Income tax expense...............           310           1,500              632            2,545
                                         ------          ------           ------           ------
Net earnings.....................      $    465           2,412              935            4,041
                                         ======          ======           ======           ======

Basic earnings per share.........      $    .11             .56              .22              .95
                                         ======          ======           ======           ======
Diluted earnings per share.......      $    .11             .55              .21              .93
                                         ======          ======           ======           ======
----------------------------------------------------------------------------------------------------

                           Paragon Technologies, Inc.
                       Supplemental Financial Information
                    Reconciliation of Net Earnings to EBITDA
                                 (In Thousands)

----------------------------------------------------------------------------------------------------
                                           Third Quarter Ended                Nine Months Ended
                                              September 30,                     September 30,
----------------------------------------------------------------------------------------------------
                                         2004             2003             2004             2003
                                    --------------  --------------    --------------  --------------
Net earnings..........................  $   465           2,412              935            4,041
Add:   Income tax expense.............      310           1,500              632            2,545
                                         ------          ------           ------           ------
Earnings before income taxes..........      775           3,912            1,567            6,586
Add:   Interest expense...............        -             306                -              675
Add:   Depreciation and amortization
         expense......................      112             132              326              415
                                         ------          ------           ------           ------
EBITDA                                  $   887           4,350            1,893            7,676
                                         ======          ======           ======           ======
----------------------------------------------------------------------------------------------------

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 PARAGON TECHNOLOGIES                                                    Page 5
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Note 1:  The following table depicts selected financial data that impacted net earnings for the periods indicated (dollars in thousands, except per share information):

--------------------------------------------------------------------------------------------------------------
                                                      Third Quarter Ended          Nine Months Ended
                                                        September 30,               September 30,
-------------------------------------------------------------------------------------------------------------
                                                   2004             2003             2004             2003
                                              --------------  --------------    --------------  --------------
Pre-tax earnings............................     $    775          3,912            1,567            6,586

Selected financial data impacting
pre-tax earnings:
Gain on sale of SI/BAKER joint
  venture...................................            -          4,919                -            4,919
Gain on the sale of Easton,
  PA facility...............................            -              -                -            1,363
Restructuring credit from settlement
  of pension obligations....................            -              -                -              170
Equity in income of joint venture...........            -              5                -              256
Royalty income from joint venture...........            -             58                -              226
Severance costs.............................            -              -             (115)               -
Interest expense............................            -           (306)               -             (675)
Accrual of potential defense costs to defend
  charges asserted against the Company
  by a competitor relating to the
  Company's intellectual property...........            -         (1,020)               -           (1,020)
                                                   ------         ------           ------           ------
  Total of selected financial data
   impacting pre-tax earnings...............            -          3,656             (115)           5,239
                                                   ------         ------           ------           ------
Pre-tax earnings adjusted
  for the impact of the selected
  financial data............................          775            256            1,682            1,347
Income tax expense..........................          310             98              678              521
                                                   ------         ------           ------           ------
Net earnings adjusted.......................     $    465            158            1,004              826
                                                   ======         ======           ======           ======
Basic earnings per share --
  adjusted..................................     $    .11            .04              .23              .19
                                                   ======         ======           ======           ======
Diluted earnings per share --
  adjusted..................................     $    .11            .04              .23              .19
                                                   ======         ======           ======           ======
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